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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 Amendment No. 1

                                       to

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2001



                               MICHAEL FOODS, INC.
             (Exact name of registrant as specified in its charter)



         MINNESOTA                       0-15638                 41-0498850
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization                               Identification No.)



         5353 WAYZATA BOULEVARD, SUITE 324
         MINNEAPOLIS, MINNESOTA                                    55416
         (Address of principal executive offices)                  (Zip Code)

                                 (952) 546-1500
              (Registrant's telephone number, including area code)

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Item 5.           OTHER EVENTS.

        This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Michael Foods, Inc., a Minnesota corporation (the "Company") on December 22, 2000 in connection with the announcement on December 21, 2000 that the Company signed an Agreement and Plan of Merger (the "Merger Agreement") among the Company, M-Foods Holdings, Inc. and Michael Foods Acquisition Corp.(f/k/a Protein Acquisition Corp.), pursuant to which the parties will effect a business combination through a merger of Michael Foods Acquisition Corp. with and into the Company (the "Merger").

        On March 6, 2001, the Merger Agreement was amended to address certain mechanical issues regarding the payment, if any, of the termination fee and expense payment referred to in the Merger Agreement.

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Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following material is filed as an exhibit to this Form 8-K/A, Amendment No. 1 to the Form 8-K Current Report Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 previously filed on December 22, 2000:


         EXHIBIT NUMBER                 DESCRIPTION OF EXHIBIT
         --------------                 ----------------------

              2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of March 6, 2001, by and among M-Foods Holdings Inc., Michael Foods Acquisition Corp. (f/k/a Protein Acquisition Corp.) and Michael Foods, Inc.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

Date:  March 8, 2001
                                  MICHAEL FOODS, INC.


                                  By:       /s/ Gregg A. Ostrander
                                       -----------------------------------------
                                         Gregg A. Ostrander
                                         Its:  Chairman, Chief Executive Officer
                                                and President


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                                  EXHIBIT INDEX



         EXHIBIT NUMBER                 DESCRIPTION OF EXHIBIT
         --------------                 ----------------------

              2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of March 6, 2001, by and among M-Foods Holdings Inc., Michael Foods Acquisition Corp. (f/k/a Protein Acquisition Corp.) and Michael Foods, Inc.


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